Growth Fund

Growth Fund Summary

Ticker – MNRGX

Summary Prospectus   -   April 30, 2016

Before you invest you may want to review the Fund’s prospectus, which contains more information about the fund and its risks.  You can find the Fund’s prospectus and other information about the fund online at www.manorfunds.com/pdfs/mif_prospectus.pdf.  You can also get information at no cost by calling 1-800-787-3334, or by sending an e-mail request to meverson@morriscapitaladvisors.com.  The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2016, are incorporated by reference into this summary prospectus.  The Fund’s SAI may be obtained free of charge, in the same manner as the Prospectus.

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Fees & Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Growth Fund.

Shareholder Fees

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.75%
Other Expenses	0.24%
Total Annual Fund Operating Expenses[1,2]	0.99%

1 Effective April 30, 2016, Morris Capital Advisors, Inc. (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired Fund fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments) to not more than 0.99% through at least May 1, 2017. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval.  Had the Adviser not waived expenses, the Growth Fund’s expense ratio would have been 1.50%.

2 Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund as of the Growth Fund’s fiscal year end and does not include the effect of the Expense Limitation Agreement effective April 30, 2016.

Example

This example is intended to help you compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and

Growth Fund

then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Manor Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
The Growth Fund	$ 101	$ 424	$ 770	$ 1,747

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Growth Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Growth Fund was 19.49%.

Principal Investment Strategies

The Growth Fund invests primarily in the common stock of large corporations with an average market capitalization generally over $7.5 billion, when the advisor believes the share are priced attractively relative to the growth potential of company earnings.  The Growth Fund generally holds individual investments for three to five years, but occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change.

Principal Risks

An investor could lose money investing in the Growth Fund.  The Growth Fund is intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of each Fund.

Risks in the Growth Fund include:

the possibility of a general decline in the stock market,

the possibility that a shift in economic conditions will adversely impact companies with strong growth rates,

or that the Fund manager will be unsuccessful in identifying attractive investments.

In addition to the risks outlined above, the Growth Fund carries the risk that Daniel A. Morris, the portfolio manager will be unable to perform his duties due to death or disability.

In addition to the risks associated with the investment strategy of the Fund, an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline, the value of the Fund could decline.  The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock market generally.

Interest Rate Risk

If interest rates increase the value of portfolio investments could decline.  The potential for fluctuations in bond prices is primarily due to changes in interest rates.

Credit Risk

Credit risk could impact the value of specific stock or bond investments, or an entire industry sector, if investors become concerned about the ability of creditors to continue debt service on an ongoing basis.  Credit risk is the chance that the issuer of a bond will default on its promise to pay interest and or principal at maturity.

Inflation Risk

Inflation is the impact of rising prices over time.  It has the effect of reducing the future value of financial assets due to decreased purchasing power.  The impact of inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower stock prices.

Growth Fund

Performance Information

The bar chart below shows how the Growth Fund’s investment results vary from year to year.  The table below shows how the Growth Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Growth Fund.  The Growth Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Updated performance information will be available at no cost by calling 1-800-787-3334

Performance Information for the Growth Fund

The Growth Fund’s year-to-date total return through March 31, 2016 was 1.29%.  During the period shown in the bar chart above, the lowest return for a calendar quarter for the Growth Fund was –23.67% for the 4th Quarter of 2008, the  highest  return was 15.25% during the 2nd Quarter of 2009.

Average Annual Total Returns For the Periods ended December 31, 2015
	1 Year	5 Year	10 Year

Return before taxes	-0.14%	11.22%	6.32%
Return after taxes on distributions	-2.43%	10.49%	5.71%
Return after taxes on distributions & sale of Fund shares	-1.73%	7.03%	4.36%

S&P 500 Index Reflects no deduction for fees, expenses or taxes	1.38%	12.57%	7.31%

The primary index for comparison is the S&P 500 Index, a broad market index of large capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Growth Fund

Fund Management

Advisor	Portfolio Manager
Morris Capital Advisors, LLC

Daniel A. Morris has been the portfolio manager of the Growth Fund since its inception in 1999.  Mr. Morris is the President and Chief Investment Officer of the Advisor.  He is also the President and Chairman of the Board of Trustees of the Fund.

Purchase and Sale of Fund Shares

Minimum initial purchase for Fund shares is $1,000 with minimum subsequent purchases of $25.  Shares can be purchased by check payable to Manor Investment Funds, Inc. c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH, 44147.  Fund shares can be redeemed and reinvested in other fund series by calling Mutual Shareholder Service at 800-663-4851

You may purchase and redeem (sell) shares of the Fund on any business day through certain broker-dealers and other financial intermediaries.

Tax Information

Distributions from the Funds may be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as an individual retirement account.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may provide compensation for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

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